Exhibit 10.8



                                VITAL SIGNS, INC.
                                 20 CAMPUS ROAD
                            TOTOWA, NEW JERSEY 07512

                                  May 23, 1996

Mr. Terence D. Wall
Vital Signs, Inc.
20 Campus Road
Totowa, NJ  07512

Dear Terry:

                In consideration of your agreeing to cancel the stock option previously granted to you pursuant to the Vital Signs, Inc. 1993 Executive Officer Stock Option Plan to purchase 120,000 shares of this Corporation's Common Stock (the "Prior Option"), on May 23, 1996, you were granted an option to purchase 120,000 shares of this Corporation's Common Stock, at an exercise price of $22.25 per share. The terms of your stock option are as follows:

                1.  Vesting.  This option shall vest as follows:

                (a) 25%  (30,000  shares) on May 23,  1998,  another 25% (30,000 shares) on May 23, 1999, another 25% (30,000 shares) on May 23, 2000 and another 25% (30,000 shares) on May 23, 2001.

                (b) Notwithstanding any provision herein to the contrary, this option shall automatically vest and be fully exercisable at such time as a "Change in Control Event" occurs. For purposes of this option, a "Change in Control Event" shall mean any of the following events:

                  (i) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Corporation, other than any person or group of persons who held such total voting power on May 23, 1996, possessing 33-1/3% or more of the total voting power of the capital stock of the Corporation;

                  (ii)    the approval by the stockholders of the Corporation of
                          (i) any consolidation or merger of the Corporation, in which the holders of voting stock of the Corporation immediately before the consolidation or merger will not own 50% or more of the voting shares of the continuing or surviving corporation immediately after such consolidation or merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Corporation; or

                  (iii) a change of 50% (rounded to the next whole percent) in the membership of the Board of Directors within a

                          12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

     2. Non-Qualified. Your option constitutes a non-qualified stock option, as distinct from an "incentive stock option".

     3. Expiration. Except as otherwise provided in Section 7 hereof, this option will expire and cease to be exercisable on May 23, 2006.

     4. Exercise. Unless the exercise date of this option is accelerated upon the occurrence of a Change in Control Event, as set forth in Section 1(b) hereof, or pursuant to Section 9 hereof, this option shall become exercisable only to the extent set forth in Section 1(a) hereof.

     5. Exercise Price. The price at which shares of Common Stock may be purchased upon exercise of this options is $22.25.

     6. Method of Exercise. To the extent permitted by Section 4 hereof, you may exercise this option from time to time by giving written notice to the Corporation. The date of exercise shall be the date on which the Corporation receives such notice. Such notice shall be on a form furnished by the Corporation and shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the closing, the Corporation shall deliver to you (or other person entitled to exercise the option) at the principal office of the Corporation, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against payment in full of the exercise price for the number of shares to be delivered, such payment to be by a certified or bank cashier's check and/or by transfer to the Corporation of capital stock of the Corporation having a "Fair Market Value" (as defined below) on the date of exercise equal to the excess of the purchase price for the shares purchased over the amount (if any) of the certified or bank cashier's check. If you (or other person entitled to exercise the option) shall fail to accept delivery of and pay for all or any part of the shares specified in your notice when the Corporation shall tender such shares to you, your right to exercise the option with respect to such unpurchased shares may be terminated. For purposes of this option, "Fair Market Value" shall mean the fair market value of the Common Stock on the relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Board of Directors of the Corporation in accordance with generally accepted valuation principles and such other factors as the Board reasonably deems relevant.

     7. Termination of Employment. In the event that you cease to be employed by the Corporation for any reason other than cause, death or disability, your option shall automatically terminate three months after the date on which such employment terminates, but in any event not later than the date on which such options would terminate pursuant to Section 3 hereof. In the event that your employment is terminated by means of a resolution which recites that you are being removed solely for cause, your option shall automatically terminate on the date such termination is effective. In the event that you cease to be employed by the Corporation by reason of death or disability, your option, to the extent exercisable by you, shall terminate one year after the date of your death or disability, but in any event not later than the date on which such option would terminate pursuant to Section 3 hereof. During such time after death, this option may only be exercised by your representative, executor or administrator, as the case may be. No exercise permitted by this Section 7 shall entitle you or your personal representative, executor or administrator to exercise any portion of the option beyond the extent to which such option is exercisable pursuant to
Section 4 hereof on the date you ceased to be employed by the Corporation.

     8. Changes in Capital Structure. In the event that, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, reclassification, stock split-up, combination of shares, exchange of shares, or comparable transaction occurring on a date subsequent to May 23, 1996, the outstanding shares of Common Stock of the Corporation are hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of any other corporation, then the Board of Directors of the Corporation shall make appropriate adjustments to the number and kind of shares subject to this option, and the purchase price per share under this option shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Section 8. The determination of the Board as to any such adjustment shall be final and conclusive.

     9. Mandatory Exercise. Notwithstanding anything to the contrary set forth herein, in the event the Corporation should adopt a plan of complete liquidation, the Corporation may give you written notice thereof requiring you either (a) to exercise this option (as to all shares covered hereby, including those not yet vested) within thirty days after receipt of such notice, or (b) to surrender this option or any unexercised portion thereof. If the Corporation requests that this option be exercised and if it shall not have been exercised in accordance with such 30-day period, then this option shall automatically lapse irrevocably and you shall have no further rights with respect to this option.

     10. Documents. The Board of Directors may require you, as a condition to the exercise of your option or the issuance or delivery of shares upon the exercise of your option or the payment therefor, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Board may deem consistent with the terms and conditions of this option. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Board may also require you to execute and deliver documents (including the investment letter described in Section 11), containing such representations, warranties and agreements as the Board or counsel to the

Corporation shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

     11. Investment Letter. If required by the Board, you shall agree to execute a statement directed to the Corporation, upon each and every exercise by you of any part of this option, that shares issued thereby are being acquired for investment purposes only and not with a view to the redistribution thereof, and containing an agreement that such shares will not be sold or transferred unless either (1) registered under the Securities Act of 1933, as amended, or (2) exempt from such registration in the opinion of Corporation counsel. If required by the Board, certificates representing shares of Common Stock issued upon exercise of your option shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto.

     12. Requirements of Law. The issuance of shares upon the exercise of your option and the delivery of shares upon the payment therefor shall be subject to compliance with all applicable laws, rules, and regulations. Without limiting the generality of the foregoing, the Corporation shall not be obligated to sell, issue or deliver any shares unless all required approvals from governmental authorities and stock exchanges shall have been obtained and all applicable requirements of governmental authorities and stock exchanges shall have been complied with.

     13. Tax Withholding. The Corporation, as and when appropriate, shall have the right to require you to pay any federal, state, or local taxes required by law to be withheld.

     14. Nonassignability. This option shall not be assignable or transferable by you except by will or the laws of descent and distribution, in which event the terms of this option, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. During your lifetime, no person other than you may exercise this option.

     15. Your Rights as a Shareholder and Board Member. You shall have no rights as a shareholder of the Corporation with respect to any shares subject to this option until the option has been exercised and the certificate with respect to the shares purchased upon exercise of the option has been duly issued and registered in your name. Nothing in this option shall be deemed to give you any right to a continued position on the Board nor shall it be deemed to give you or any other person any right not specifically and expressly provided herein.

     16. Termination and Amendment. The Board may at any time terminate or amend this option as it may deem advisable, except that no such termination or amendment shall adversely affect you with respect to any right which has accrued under this option prior to such termination or amendment.

     17. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under this option within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next date following such Sunday or legal holiday which is not a Sunday or legal holiday.

     18.  Condition.   This  option  is  granted  subject  to  approval  by  the
shareholders of the Corporation prior to May 23, 1998.

     If you have any questions concerning this option, please do not hesitate to contact me. If you desire to exercise this option in the future, please contact Liz Greenberg to obtain the necessary exercise form. Please acknowledge the cancellation of your Prior Option and your acceptance of the terms of this option by signing below.

     Of course, I want to congratulate you on your receipt of this stock option.

                                               Very truly yours,

                                               /s/ Anthony J. Dimun
                                               _____________________________
                                               Anthony J. Dimun
                                               Executive Vice President


I hereby agree to the cancellation all rights which I may have under the Prior Option, and accept the terms and provisions of the option described above, effective May 23, 1996.

                                                     /s/ Terence D. Wall
                                                     _______________________
                                                     Terence D. Wall



                                VITAL SIGNS, INC.
                                 20 CAMPUS ROAD
                            TOTOWA, NEW JERSEY 07512

                                  May 23, 1996

Mr. Barry Wicker
Vital Signs, Inc.
20 Campus Road
Totowa, NJ  07512

Dear Barry:

     In consideration of your agreeing to cancel the stock option previously granted to you pursuant to the Vital Signs, Inc. 1993 Executive Officer Stock Option Plan to purchase 80,000 shares of this Corporation's Common Stock (the "Prior Option"), on May 23, 1996, you were granted an option to purchase 80,000 shares of this Corporation's Common Stock, at an exercise price of $22.25 per share. The terms of your stock option are as follows:

         1.  Vesting.  This option shall vest as follows:

             (a)  25%  (20,000  shares) on May 23,  1998,  another 25%  (20,000 shares) on May 23, 1999, another 25% (20,000 shares) on May 23, 2000 and another 25% (20,000 shares) on May 23, 2001.

             (b) Notwithstanding any provision herein to the contrary, this option shall automatically vest and be fully exercisable at such time as a "Change in Control Event" occurs. For purposes of this option, a "Change in Control Event" shall mean any of the following events:

                  (i) the acquisition by any one person, or more than one person acting as a group, of ownership of stock of the Corporation, other than any person or group of persons who held such total voting power on May 23, 1996, possessing 33-1/3% or more of the total voting power of the capital stock of the Corporation;

                  (ii)    the approval by the  stockholders of the Corporation
                          of  (i)   any  consolidation   or   merger   of   the
                          Corporation, in which the holders of voting stock of the Corporation immediately before the consolidation or merger will not own 50% or more of the voting
                          shares of   the continuing or surviving  corporation
                          immediately  after  such  consolidation or merger,  or
                          (ii) any sale, lease, exchange or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Corporation; or

                  (iii) a change of 50% (rounded to the next whole percent) in the membership of the Board of Directors within a 12-month period, unless the election or nomination for election by stockholders of each new director within such period was approved by the vote of 80% (rounded to the next whole person) of the directors then still in office who were in office at the beginning of the 12-month period.

     2. Non-Qualified. Your option constitutes a non-qualified stock option, as distinct from an "incentive stock option".

     3. Expiration. Except as otherwise provided in Section 7 hereof, this option will expire and cease to be exercisable on May 23, 2006.

     4. Exercise. Unless the exercise date of this option is accelerated upon the occurrence of a Change in Control Event, as set forth in Section 1(b) hereof, or pursuant to Section 9 hereof, this option shall become exercisable only to the extent set forth in Section 1(a) hereof.

     5. Exercise Price. The price at which shares of Common Stock may be purchased upon exercise of this options is $22.25.

     6. Method of Exercise. To the extent permitted by Section 4 hereof, you may exercise this option from time to time by giving written notice to the Corporation. The date of exercise shall be the date on which the Corporation receives such notice. Such notice shall be on a form furnished by the Corporation and shall state the number of shares to be purchased and the desired closing date, which date shall be at least fifteen days after the giving of such notice, unless an earlier date shall have been mutually agreed upon. At the closing, the Corporation shall deliver to you (or other person entitled to exercise the option) at the principal office of the Corporation, or such other place as shall be mutually acceptable, a certificate or certificates for such shares against payment in full of the exercise price for the number of shares to be delivered, such payment to be by a certified or bank cashier's check and/or by transfer to the Corporation of capital stock of the Corporation having a "Fair Market Value" (as defined below) on the date of exercise equal to the excess of the purchase price for the shares purchased over the amount (if any) of the certified or bank cashier's check. If you (or other person entitled to exercise the option) shall fail to accept delivery of and pay for all or any part of the shares specified in your notice when the Corporation shall tender such shares to you, your right to exercise the option with respect to such unpurchased shares may be terminated. For purposes of this option, "Fair Market Value" shall mean the fair market value of the Common Stock on the relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Board of Directors of the Corporation in accordance with generally accepted valuation principles and such other factors as the Board reasonably deems relevant.

     7. Termination of Employment. In the event that you cease to be employed by the Corporation for any reason other than cause, death or disability, your option shall automatically terminate three months after the date on which such employment terminates, but in any event not later than the date on which such options would terminate pursuant to Section 3 hereof. In the event that your employment is terminated by means of a resolution which recites that you are being removed solely for cause, your option shall automatically terminate on the date such termination is effective. In the event that you cease to be employed by the Corporation by reason of death or disability, your option, to the extent exercisable by you, shall terminate one year after the date of your death or disability, but in any event not later than the date on which such option would terminate pursuant to Section 3 hereof. During such time after death, this option may only be exercised by your representative, executor or administrator, as the case may be. No exercise permitted by this Section 7 shall entitle you or your personal representative, executor or administrator to exercise any portion of the option beyond the extent to which such option is exercisable pursuant to
Section 4 hereof on the date you ceased to be employed by the Corporation.

     8. Changes in Capital Structure. In the event that, by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, reclassification, stock split-up, combination of shares, exchange of shares, or comparable transaction occurring on a date subsequent to May 23, 1996, the outstanding shares of Common Stock of the Corporation are hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of any other corporation, then the Board of Directors of the Corporation shall make appropriate adjustments to the number and kind of shares subject to this option, and the purchase price per share under this option shall be appropriately adjusted consistent with such change. In no event shall fractional shares be issued or issuable pursuant to any adjustment made under this Section 8. The determination of the Board as to any such adjustment shall be final and conclusive.

     9.  Mandatory Exercise.  Notwithstanding anything to the contrary set forth herein, in the event the Corporation should adopt a plan of complete liquidation, the Corporation may give you written notice thereof requiring you either (a) to exercise this option (as to all shares covered hereby, including those not yet vested) within thirty days after receipt of such notice, or (b) to surrender this option or any unexercised portion thereof. If the Corporation requests that this option be exercised and if it shall not have been exercised in accordance with such 30-day period, then this option shall automatically lapse irrevocably and you shall have no further rights with respect to this option.

     10. Documents. The Board of Directors may require you, as a condition to the exercise of your option or the issuance or delivery of shares upon the exercise of your option or the payment therefor, to make such representations and warranties and to execute and deliver such notices of exercise and other documents as the Board may deem consistent with the terms and conditions of this option. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Board may also require you to execute and deliver documents (including the investment letter described in Section 11), containing such representations, warranties and agreements as the Board or counsel to the Corporation shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

     11. Investment Letter. If required by the Board, you shall agree to execute a statement directed to the Corporation, upon each and every exercise by you of any part of this option, that shares issued thereby are being acquired for investment purposes only and not with a view to the redistribution thereof, and containing an agreement that such shares will not be sold or transferred unless either (1) registered under the Securities Act of 1933, as amended, or (2) exempt from such registration in the opinion of Corporation counsel. If required by the Board, certificates representing shares of Common Stock issued upon exercise of your option shall bear a restrictive legend summarizing the restrictions on transferability applicable thereto.

     12. Requirements of Law. The issuance of shares upon the exercise of your option and the delivery of shares upon the payment therefor shall be subject to compliance with all applicable laws, rules, and regulations. Without limiting the generality of the foregoing, the Corporation shall not be obligated to sell, issue or deliver any shares unless all required approvals from governmental authorities and stock exchanges shall have been obtained and all applicable requirements of governmental authorities and stock exchanges shall have been complied with.

     13. Tax Withholding. The Corporation, as and when appropriate, shall have the right to require you to pay any federal, state, or local taxes required by law to be withheld.

     14. Nonassignability. This option shall not be assignable or transferable by you except by will or the laws of descent and distribution, in which event the terms of this option, including all restrictions and limitations set forth herein, shall continue to apply to the transferee. During your lifetime, no person other than you may exercise this option.

     15. Your Rights as a Shareholder and Board Member. You shall have no rights as a shareholder of the Corporation with respect to any shares subject to this option until the option has been exercised and the certificate with respect to the shares purchased upon exercise of the option has been duly issued and registered in your name. Nothing in this option shall be deemed to give you any right to a continued position on the Board nor shall it be deemed to give you or any other person any right not specifically and expressly provided herein.

     16. Termination and Amendment. The Board may at any time terminate or amend this option as it may deem advisable, except that no such termination or amendment shall adversely affect you with respect to any right which has accrued under this option prior to such termination or amendment.

     17. Sunday or Holiday. In the event that the time for the performance of any action or the giving of any notice is called for under this option within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next date following such Sunday or legal holiday which is not a Sunday or legal holiday.

     18.  Condition.   This  option  is  granted  subject  to  approval  by  the
shareholders of the Corporation prior to May 23, 1998.

     If you have any questions concerning this option, please do not hesitate to contact me. If you desire to exercise this option in the future, please contact Liz Greenberg to obtain the necessary exercise form. Please acknowledge the cancellation of your Prior Option and your acceptance of the terms of this option by signing below.

     Of course, I want to congratulate you on your receipt of this stock option.

                                              Very truly yours,

                                              /s/Anthony J. Dimun
                                              _______________________
                                              Anthony J. Dimun
                                              Executive Vice President


I hereby agree to the cancellation all rights which I may have under the Prior Option, and accept the terms and provisions of the option described above, effective May 23, 1996.

                                                        /s/ Barry Wicker
                                                        ______________________
                                                        Barry Wicker